Exhibit 10.53

FIRST AMENDMENT AGREEMENT

FIRST AMENDMENT AGREEMENT (this “First Amendment”), dated as of January 20, 2006 (the “Effective Date”), to the Purchase and Contribution Agreement, dated as of February 11, 2003, among FCC Acceptance Corp., as Borrower (the “Purchaser”), and First Consumer Credit, Inc. (“FCC”) (as the same has been and may be further amended, supplemented, modified and/or restated in accordance with its terms, the “PCA”). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed thereto in the PCA.

WHEREAS, the parties hereto have agreed to amend the PCA on the terms and subject to the conditions herein set forth;

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

SECTION 1. Amendments to PCA. Effective as of the date on which all of the conditions precedent set forth in Section 2 shall have been satisfied, the PCA shall be amended as follows:

1.1 Items 3, 54, 63 and 66 of Schedule III of the PCA are hereby amended by deleting each such item in its entirety and substituting in lieu thereof the applicable numbered item set forth in Schedule III to this First Amendment.

1.2 Item 9 of Schedule III of the PCA is hereby amended by inserting the words “or Deferred Payment Contract” immediately following the words “Promotional Contracts” therein.

1.3 Items 52, 53, 70, 74 and 76 of Schedule III of the PCA are each hereby amended by inserting the words “or an Equity-Based Contract” immediately following the words “Mortgage Contract” therein.

1.4 Item 64 of Schedule III of the PCA is hereby amended by deleting the number “640” therein, and in each case substituting in lieu thereof the number “600”.

1.5 Schedule III of the PCA is hereby amended by adding items numbers 84 through 92 set forth in Schedule III to this First Amendment at the end of Schedule III of the PCA.

SECTION 2. Conditions to Effectiveness. This First Amendment shall be effective as of the date hereof at such time as executed counterparts of this First Amendment have been delivered by each party hereto to the other parties hereto and the Agent has executed and delivered the consent on the signature pages hereto.

SECTION 3. Miscellaneous.

3.1 FCC hereby certifies that the representations and warranties set forth in Section 4.1 of the PCA (and any other representations and warranties made by FCC in the PCA) are true and correct on the date hereof with the same force and effect as if made on the date hereof, except to the extent that such representations and warranties speak specifically to an earlier date in which case they shall have been true and correct on such date. In addition, the FCC represents and warrants (which representations and warranties shall survive the execution and delivery hereof) that (a) the FCC has the corporate power and authority to execute and deliver this First Amendment and has taken or caused to be taken all necessary corporate actions to authorize the execution and delivery of this First Amendment and (b) no consent of any other person (including, without limitation, shareholders or creditors of FCC), and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution and performance of this First Amendment other than such that have been obtained.

3.2 The PCA, as amended hereby, is hereby ratified and confirmed in all respects and remains in full force and effect in accordance with its terms.

3.3 All references in the PCA to “this Agreement” and “herein” and all references to the PCA in the documents executed in connection with the PCA shall mean the PCA as amended hereby and as it may in the future be amended, restated, supplemented or modified from time to time.

3.4 This First Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this First Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this First Amendment.

3.5 GOVERNING LAW. THIS FIRST AMENDMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF

THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

[Signature pages to follow.]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first above written.

THE PURCHASER:	FCC ACCEPTANCE CORP.

By:
Name: Title:

FCC:	FIRST CONSUMER CREDIT, INC.

By:
Name: Title:

Pursuant to Section 5.01(k) of the RLSA and Section 9.01 of the PCA, the undersigned consents to the foregoing First Amendment Agreement:

DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK

By:
Name: Title:

By:
Name: Title:

Schedule III to

First Amendment Agreement

Replacement and Additional Representations and Warranties

with Respect to Eligible Receivables

3. No such Contract is a Delinquent Receivable and if such Contract is a Promotional Contract, the annual percentage rate of such Contract is not less than 10%.

54. The inclusion at any time of such Mortgage Contract (other than an Equity-Based Contract) as a Pledged Receivable shall not cause the Weighted Average FICO Score to be less than 640.

63. If such Contract is a Non-Mortgage Contract, then, if (i) the Obligor with respect to such Contract had a FICO Score of less than 680, the Original Balance of such Contract was not greater than $20,000 or (ii) the Obligor with respect to such Contract had a FICO Score of 680 or more, the Original Balance of such Contract was not greater than $35,000.

66. If such Contract is a Mortgage Contract (other than an Equity-Based Contract), the Obligor with respect to such Contract had a FICO Score of at least 580.

84. If such Contract is a Promotional Contract, the inclusion at any time of such Promotional Contract shall not cause the Promotional Contract Weighted Average FICO Score to be less than 720.

85. If such Contract is an Equity-Based Contract, it is secured by a Mortgage on the property which will be improved by the home improvement services or supplies furnished to the Obligor under such Equity-Based Contract, and the Mortgage related to such Equity-Based Contract creates a valid, subsisting, enforceable and perfected, first or second priority lien (as applicable) on the related Mortgaged Property and the lien created thereby has been duly recorded.

86. (A) With respect to each Equity-Based Contract, the Contractor related to such Equity-Based Contract shall have taken or caused to be taken all steps necessary under all applicable law in order to cause a valid, subsisting and enforceable perfected, first or second priority security interest to exist in FCC’s favor in the Underlying Collateral securing each such Equity-Based Contract, and (B) FCC shall have assigned the perfected, first or second priority security interest in the Underlying Collateral referred to in clause (A) above to the Purchaser pursuant to this Agreement and, if applicable, by means of the filing of a mortgage assignment in proper form and in the proper jurisdiction.

87. If such Contract is an Equity-Based Contract, such Contract has an Original Balance of not greater than $25,000.

88. If such Contract is an Equity-Based Contract, at the time of origination, such Equity-Based Contract did not have a Cumulative LTV greater than 80%, as determined pursuant to the Credit and Collection Policy.

89. If such Contract is an Equity-Based Contract, the Obligor thereunder, (i) has been employed by his present employer for at least two (2) years, and (ii) has a favorable mortgage payment history (as determined pursuant to the Credit and Collection Policy), as evidenced by either a credit report issued by a major credit bureau or a mortgage payment history issued by the holder of the first mortgage on the Underlying Collateral.

90. If such Contract is an Equity-Based Contract, the Mortgage related to such Equity-Based Contract is in a form acceptable in accordance with the Credit and Collection Policy.

91. With respect to each Contract with a FICO Score of 680 or more, such Contract has a Coupon Rate of at least 7.98% per annum.

92. The inclusion at any time of such Contract as a Pledged Receivable shall not cause the Weighted Average FICO Score of all Obligors with a FICO Score of 680 or more to be less than 720.